UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-05715

The Gabelli Convertible & Income Securities Fund Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Convertible and Income

Securities Fund Inc.

Annual Report — December 31, 2019

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Thomas H. Dinsmore, CFA	Jane D. O’Keeffe	James A. Dinsmore, CFA
Chief Investment Officer	Portfolio Manager	Portfolio Manager	Portfolio Manager
	BS, Wharton School	BA, University of	BA, Cornell University
	of Business	New Hampshire	MBA, Rutgers University
MA, Fairleigh
To Our Shareholders,	Dickinson University

For the year ended December 31, 2019, the net asset value (NAV) total return of The Gabelli Convertible and Income Securities Fund Inc. was 28.4%, compared with a total return of 9.7% for the Bloomberg Barclays Government/Credit Bond Index. The total return for the Fund’s publicly traded shares was 45.7%. The Fund’s NAV per share was $5.68, while the price of the publicly traded shares closed at $5.85 on the New York Stock Exchange (NYSE). See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2019.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Comparative Results

Average Annual Returns through December 31, 2019 (a) (Unaudited)					Since
	1 Year	5 Year	10 Year	15 Year	Inception (07/03/89)

Gabelli Convertible and Income Securities Fund
NAV Total Return (b)	28.40%	7.44%	8.22%	6.51%	7.06%
Investment Total Return (c)	45.68	9.57	9.54	6.37	6.82	(d)
Standard & Poor’s (S&P) 500 Index	31.49	11.70	13.56	9.00	10.23	(e)
Bloomberg Barclays Government/Credit Bond Index	9.70	3.23	3.93	4.17	N/A	(f)
Lipper Convertible Securities Fund Average	23.80	7.32	8.74	6.97	8.30	(e)
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. The Bloomberg Barclays Government/Credit Bond Index is a market value weighted index that tracks the performance of fixed rate, publicly placed, dollar denominated obligations. The Lipper Convertible Securities Fund Average reflects the average performance of open-end funds classified in this particular category. Dividends and interest income are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $10.00.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $11.25 on March 31, 1995.

(d)	Since inception return is from March 31, 1995 when the Fund converted to closed-end status; before this date, the Fund had no operating history on the NYSE.

(e)	From June 30, 1989, the date closest to the Fund’s inception for which data are available.

(f)	The Bloomberg Barclays Government/Credit Bond Index inception date is January 29, 1999.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2019:

The Gabelli Convertible and Income Securities Fund Inc.

Computer Software and Services	18.7%
Health Care	15.0%
Energy and Utilities	11.0%
U.S. Government Obligations	7.8%
Telecommunications	7.7%
Financial Services	6.8%
Semiconductors	5.2%
Real Estate Investment Trusts	5.0%
Diversified Industrial	4.1%
Communications Equipment	2.9%
Aerospace	2.7%
Business Services	2.1%
Consumer Services	1.7%
Electronics	1.6%
Cable and Satellite	1.4%

Wireless Communications	1.3%
Consumer Products	1.0%
Equipment and Supplies	0.7%
Transportation	0.7%
Broadcasting	0.5%
Food and Beverage	0.5%
Hotels and Gaming	0.4%
Automotive: Parts and Accessories	0.4%
Computer Hardware	0.3%
Retail	0.3%
Consumer Discretionary	0.1%
Building and Construction	0.1%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments — December 31, 2019

Principal Amount		Cost	Market Value

	CONVERTIBLE CORPORATE BONDS — 57.6%
	Aerospace — 2.7%
$ 1,000,000	Aerojet Rocketdyne Holdings Inc., 2.250%, 12/15/23	$1,027,169	$1,818,770
1,713,000	Kaman Corp., 3.250%, 05/01/24	1,787,641	2,059,026

		2,814,810	3,877,796

	Broadcasting — 0.5%
588,000	Liberty Media Corp.-Liberty Formula One, 1.000%, 01/30/23	605,742	783,629

	Business Services — 2.1%
1,350,000	Perficient Inc., 2.375%, 09/15/23	1,296,399	1,841,527
1,056,000	Team Inc., 5.000%, 08/01/23	1,061,254	1,108,196

		2,357,653	2,949,723

	Cable and Satellite — 1.4%
2,000,000	DISH Network Corp., 3.375%, 08/15/26	2,009,684	1,928,800

	Communications Equipment — 1.6%
2,210,000	InterDigital Inc., 2.000%, 06/01/24(a)	2,201,864	2,208,563

	Computer Software and Services — 17.4%
500,000	Blackline Inc., 0.125%, 08/01/24(a)	500,837	500,313
1,500,000	Boingo Wireless Inc., 1.000%, 10/01/23	1,387,196	1,332,703
1,205,000	Coupa Software Inc., 0.125%, 06/15/25(a)	1,234,452	1,427,759
1,500,000	CSG Systems International Inc., 4.250%, 03/15/36	1,514,731	1,719,375
745,000	CyberArk Software Ltd., Zero Coupon, 11/15/24	754,658	773,063
825,000	Everbridge Inc., 0.125%, 12/15/24	825,462	819,431
1,500,000	Evolent Health Inc., 1.500%, 10/15/25	1,356,948	1,061,293
1,186,000	GDS Holdings Ltd., 2.000%, 06/01/25	993,196	1,439,345
1,750,000	IAC Financeco 3 Inc., 2.000%, 01/15/30(a)	1,754,387	2,048,550
620,000	LivePerson Inc., 0.750%, 03/01/24(a)	624,047	745,826
1,500,000	MercadoLibre Inc., 2.000%, 08/15/28	1,471,859	2,243,194
565,000	Nice Systems Inc., 1.250%, 01/15/24	581,397	1,079,503
1,500,000	Okta Inc., 0.125%, 09/01/25(a)	1,424,542	1,458,175

Principal Amount		Cost	Market Value

$ 1,215,000	Pluralsight Inc., 0.375%, 03/01/24(a)	$1,079,544	$1,057,564
1,565,000	Proofpoint Inc., 0.250%, 08/15/24(a)	1,635,387	1,615,708
1,000,000	PROS Holdings Inc., 1.000%, 05/15/24(a)	1,240,812	1,150,161
1,165,000	Q2 Holdings Inc., 0.750%, 06/01/26(a)	1,189,974	1,344,747
920,000	SailPoint Technologies Holding Inc., 0.125%, 09/15/24(a)	894,803	994,281
1,000,000	Splunk Inc., 1.125%, 09/15/25	1,017,116	1,235,625
750,000	Workiva Inc., 1.125%, 08/15/26(a)	723,478	674,438

		22,204,826	24,721,054

	Consumer Services — 1.7%
1,500,000	Extra Space Storage LP, 3.125%, 10/01/35(a)	1,526,925	1,764,375
655,000	The Chefs’ Warehouse Inc., 1.875%, 12/01/24	655,000	723,976

		2,181,925	2,488,351

	Diversified Industrial — 1.5%
600,000	Chart Industries Inc., 1.000%, 11/15/24(a)	601,750	791,459
1,000,000	KBR Inc., 2.500%, 11/01/23(a)	1,008,972	1,328,750

		1,610,722	2,120,209

	Electronics — 1.6%
1,800,000	Knowles Corp., 3.250%, 11/01/21	1,848,662	2,343,839

	Energy and Utilities — 2.3%
1,500,000	Cheniere Energy Inc., 4.250%, 03/15/45	1,153,376	1,188,829
2,500,000	SunPower Corp., 4.000%, 01/15/23	2,297,966	2,054,250

		3,451,342	3,243,079

	Financial Services — 1.2%
955,000	GOL Equity Finance SA, 3.750%, 07/15/24(a)	1,044,543	1,108,993
344,000	LendingTree Inc., 0.625%, 06/01/22	347,502	539,012

		1,392,045	1,648,005

	Health Care — 11.8%
510,000	Aerie Pharmaceuticals Inc., 1.500%, 10/01/24(a)	534,735	612,099
1,000,000	CONMED Corp., 2.625%, 02/01/24(a)	1,017,120	1,385,049

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments (Continued) — December 31, 2019

Principal Amount		Cost	Market Value

	CONVERTIBLE CORPORATE BONDS (Continued)
	Health Care (Continued)
$ 495,000	DexCom Inc., 0.750%, 12/01/23(a)	$494,197	$734,430
1,635,000	Exact Sciences Corp., 0.375%, 03/15/27	1,696,198	1,856,747
500,000	Inovio Pharmaceuticals Inc., 6.500%, 03/01/24(a)	500,000	418,734
1,500,000	Insulet Corp., 0.375%, 09/01/26(a)	1,494,667	1,562,983
800,000	Intercept Pharmaceuticals Inc., 2.000%, 05/15/26	748,923	1,066,486
750,000	Invacare Corp., 4.500%, 06/01/22	696,645	706,309
215,000	Invitae Corp., 2.000%, 09/01/24(a)	215,000	195,589
608,000	Neurocrine Biosciences Inc., 2.250%, 05/15/24	624,564	934,063
750,000	NuVasive Inc., 2.250%, 03/15/21	755,474	1,001,109
1,000,000	Pacira BioSciences Inc., 2.375%, 04/01/22	1,021,345	1,042,013
750,000	Paratek Pharmaceuticals Inc., 4.750%, 05/01/24	702,995	541,875
200,000	Repligen Corp., 0.375%, 07/15/24	200,000	216,711
750,000	Retrophin Inc., 2.500%, 09/15/25	678,438	583,275
1,250,000	Supernus Pharmaceuticals Inc., 0.625%, 04/01/23	1,242,454	1,137,713
1,110,000	Tabula Rasa HealthCare Inc., 1.750%, 02/15/26(a)	1,170,189	1,114,856
900,000	Teladoc Health Inc., 1.375%, 05/15/25	1,269,248	1,565,398

		15,062,192	16,675,439

	Real Estate Investment Trusts — 1.4%
2,000,000	Arbor Realty Trust Inc., 4.750%, 11/01/22	2,000,000	2,001,925

	Semiconductors — 3.5%
750,000	Cypress Semiconductor Corp., 4.500%, 01/15/22	774,729	1,309,564
1,947,000	Rambus Inc., 1.375%, 02/01/23	1,864,659	1,982,241
750,000	Teradyne Inc., 1.250%, 12/15/23	791,458	1,646,725

		3,430,846	4,938,530

	Telecommunications — 6.3%
615,000	8x8 Inc., 0.500%, 02/01/24(a)	615,674	615,367

Principal Amount		Cost	Market Value

$ 100,000	Gogo Inc., 6.000%, 05/15/22(a)	$100,000	$125,544
1,000,000	Harmonic Inc., 2.000%, 09/01/24	1,172,775	1,141,900
2,500,000	Infinera Corp., 2.125%, 09/01/24	2,235,666	2,651,548
700,000	Liberty Latin America Ltd., 2.000%, 07/15/24(a)	700,000	751,625
1,500,000	Lumentum Holdings Inc., Ser. QIB, 0.500%, 12/15/26	1,558,996	1,631,250
500,000	Twilio Inc., 0.250%, 06/01/23	501,425	764,467
1,250,000	Vocera Communications Inc., 1.500%, 05/15/23	1,375,974	1,239,443

		8,260,510	8,921,144

	Transportation — 0.6%
1,000,000	Atlas Air Worldwide Holdings Inc., 1.875%, 06/01/24	900,431	848,100

	TOTAL CONVERTIBLE CORPORATE BONDS	72,333,254	81,698,186

Shares

	CONVERTIBLE PREFERRED STOCKS — 2.4%
	Real Estate Investment Trusts — 2.0%
21,700	QTS Realty Trust Inc., 6.500%, Ser. B	2,140,572	2,802,989

	Telecommunications — 0.4%
12,000	Cincinnati Bell Inc., 6.750%, Ser. B	258,312	570,000

	TOTAL CONVERTIBLE PREFERRED STOCKS	2,398,884	3,372,989

	MANDATORY CONVERTIBLE SECURITIES (b) — 16.5%
	Consumer Products — 0.3%
3,650	Energizer Holdings Inc., 7.500%, Ser. A, 01/15/22	349,041	381,681

	Diversified Industrial — 2.6%
11,000	Colfax Corp., 5.750%, 01/15/22	1,145,650	1,735,360
28,341	International Flavors & Fragrances Inc., 6.000%, 09/15/21	1,520,961	1,360,651
5,425	Stanley Black & Decker Inc., 5.250%, 11/15/22	556,420	591,108

		3,223,031	3,687,119

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	MANDATORY CONVERTIBLE SECURITIES (b) (Continued)
	Energy and Utilities — 7.3%
20,760	American Electric Power Co. Inc., 6.125%, 03/15/22	$1,052,378	$1,123,739
2,060	Aqua America Inc., 6.000%, 04/30/22	103,000	128,441
33,000	CenterPoint Energy Inc., 7.000%, Ser. B, 09/01/21	1,678,000	1,608,420
9,250	Dominion Energy Inc., 7.250%, Ser. A, 06/01/22	934,006	989,657
25,300	DTE Energy Co., 6.250%, 11/01/22	1,273,005	1,296,878
300	El Paso Energy Capital Trust I, 4.750%, 03/31/28	11,460	15,438
32,325	NextEra Energy Inc., 4.872%, 09/01/22	1,588,312	1,657,626
	Sempra Energy,
5,163	6.000%, Ser. A, 01/15/21	526,300	619,663
5,000	6.750%, Ser. B, 07/15/21	509,073	595,350
26,875	South Jersey Industries Inc., 7.250%, 04/15/21	1,428,037	1,395,081
16,900	The Southern Co., 6.750%, 08/01/22	848,710	910,910

		9,952,281	10,341,203

	Equipment and Supplies — 0.6%
750	Danaher Corp., 4.750%, Ser. A, 04/15/22	757,910	884,280

	Financial Services — 0.8%
9,324	Assurant Inc., 6.500%, Ser. D, 03/15/21	971,085	1,199,253

	Health Care — 1.6%
12,060	Avantor Inc., 6.250%, Ser. A, 05/15/22	668,605	759,780
22,646	Becton, Dickinson and Co., 6.125%, Ser. A, 05/01/20	1,199,932	1,482,407

		1,868,537	2,242,187

	Real Estate Investment Trusts — 1.6%
1,727	Crown Castle International Corp., 6.875%, Ser. A, 08/01/20	1,800,421	2,213,565

Shares		Cost	Market Value

	Semiconductors — 1.7%
2,085	Broadcom Inc., 8.000%, Ser. A, 09/30/22	$2,162,593	$2,456,067

	TOTAL MANDATORY CONVERTIBLE SECURITIES	21,084,899	23,405,355

	COMMON STOCKS — 15.7%
	Automotive: Parts and Accessories — 0.4%
5,000	Genuine Parts Co.	314,445	531,150

	Building and Construction — 0.1%
3,200	Herc Holdings Inc.†	103,769	156,608

	Communications Equipment — 1.3%
8,113	American Tower Corp., REIT	941,239	1,864,530

	Computer Hardware — 0.3%
3,000	International Business Machines Corp.	259,712	402,120

	Computer Software and Services — 1.3%
8,987	Alibaba Group Holding Ltd., ADR†	1,344,455	1,906,143

	Consumer Discretionary — 0.1%
1,500	Tiffany & Co.	200,298	200,475

	Consumer Products — 0.7%
20,000	Swedish Match AB	426,284	1,030,925

	Energy and Utilities — 1.4%
4,017	Bristow Group Inc.†	146,098	146,098
515,000	Bristow Group Inc., Escrow†	0	0
5,632	Bristow Group Inc., New York†	204,824	204,836
1,000	Chevron Corp.	57,120	120,510
2,500	Royal Dutch Shell plc, Cl. A, ADR	154,888	147,450
30,000	Severn Trent plc	796,431	999,417
1,000,000	Texas Competitive Electric Holdings Co. LLC, Escrow†(c)	0	0
20,000	The AES Corp.	231,557	398,000

		1,590,918	2,016,311

	Equipment and Supplies — 0.1%
5,500	Mueller Industries Inc.	157,618	174,625

	Financial Services — 4.8%
2,500	American Express Co.	221,594	311,225
5,500	American International Group Inc.	243,723	282,315
4,500	Bank of America Corp.	126,347	158,490
2,000	Citigroup Inc.	110,320	159,780
3,200	JPMorgan Chase & Co.	137,551	446,080
7,000	Julius Baer Group Ltd.	204,696	361,139
3,000	Morgan Stanley	96,340	153,360
9,500	State Street Corp.	437,632	751,450
20,000	The Bank of New York Mellon Corp.	533,344	1,006,600
13,500	The PNC Financial Services Group Inc.	735,952	2,155,005
20,000	Wells Fargo & Co.	596,413	1,076,000

		3,443,912	6,861,444

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Schedule of Investments (Continued) — December 31, 2019

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Food and Beverage — 0.5%
6,000	Maple Leaf Foods Inc.	$115,566	$119,580
2,020	Pernod Ricard SA	170,831	361,176
1,500	Remy Cointreau SA	141,963	184,240

		428,360	664,996

	Health Care — 1.6%
4,000	Bristol-Myers Squibb Co.	228,520	256,760
980,000	Elite Pharmaceuticals Inc.†	112,969	90,650
1,000	Johnson & Johnson	111,887	145,870
1,500	Merck & Co. Inc.	49,950	136,425
40,000	Roche Holding AG, ADR	913,791	1,626,400

		1,417,117	2,256,105

	Hotels and Gaming — 0.4%
6,700	Ryman Hospitality Properties Inc., REIT	286,063	580,622

	Retail — 0.3%
800	Costco Wholesale Corp.	34,140	235,136
7,500	Hertz Global Holdings Inc.†	113,802	118,125

		147,942	353,261

	Telecommunications — 1.0%
1,000	Swisscom AG	366,378	529,655
13,500	Verizon Communications Inc.	586,548	828,900

		952,926	1,358,555

	Transportation — 0.1%
1,000	GATX Corp.	33,964	82,850

	Wireless Communications — 1.3%
22,566	T-Mobile US Inc.†	953,116	1,769,626

	TOTAL COMMON STOCKS	13,002,138	22,210,346

	PREFERRED STOCKS — 0.0%
	Energy and Utilities — 0.0%
699	Bristow Group Inc., 10.00%	25,423	25,423

Shares		Cost	Market Value

	RIGHTS — 0.0%
	Health Care — 0.0%
4,000	Bristol-Myers Squibb Co., CVR†	$ 9,200	$12,040

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 7.8%
$11,120,000	U.S. Treasury Bills, 1.487% to 1.640%††, 01/02/20 to 04/16/20	11,092,324	11,093,747

TOTAL INVESTMENTS — 100.0%		$119,946,122	141,818,086

Other Assets and Liabilities (Net)			28,634

PREFERRED STOCK (350,000 preferred shares outstanding)			(35,000,000)

NET ASSETS — COMMON STOCK (18,821,385 common shares outstanding)			$106,846,720

NET ASSET VALUE PER COMMON SHARE ($106,846,720 ÷ 18,821,385 shares outstanding)			$5.68

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depositary Receipt
CVR	Contingent Value Right
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Statement of Assets and Liabilities

December 31, 2019

Assets:
Investments, at value (cost $119,946,122)	$141,818,086
Foreign currency, at value (cost $944)	949
Cash	1,012,679
Deposit at brokers	50
Receivable for investments sold	212,081
Dividends and interest receivable	574,458
Deferred offering expense	255,103
Prepaid expenses	1,315

Total Assets	143,874,721

Liabilities:
Distributions payable	19,444
Payable for investments purchased	1,748,749
Payable for investment advisory fees	108,008
Payable for payroll expenses	29,095
Payable for accounting fees	11,250
Series E Cumulative Preferred Stock (4.00%, $100 liquidation value, $0.001 par value, 350,000 shares authorized with 350,000 shares issued and outstanding)(See Notes 2 and 5)	35,000,000
Other accrued expenses	111,455

Total Liabilities	37,028,001

Net Assets Attributable to Common Shareholders	$106,846,720

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$85,702,247
Total distributable earnings	21,144,473

Net Assets	$106,846,720

Net Asset Value per Common Share:
($106,846,720 ÷ 18,821,385 shares outstanding at $0.001 par value; 998,000,000 shares authorized)	$5.68

Statement of Operations

For the Year Ended December 31, 2019

Investment Income:
Dividends (net of foreign withholding taxes of $19,305)	$1,657,746
Interest	1,624,562

Total Investment Income	3,282,308

Expenses:
Investment advisory fees	1,300,644
Interest expense on preferred stock	291,674
Shareholder communications expenses	88,200
Directors’ fees	81,500
Payroll expenses	65,743
Legal and audit fees	61,793
Shareholder services fees	48,097
Accounting fees	45,000
Custodian fees	14,993
Shelf registration expense	5,474
Interest expense	186
Miscellaneous expenses	92,201

Total Expenses	2,095,505

Less:
Expenses paid indirectly by broker (See Note 3)	(2,143)

Net Expenses	2,093,362

Net Investment Income	1,188,946

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	8,532,122
Net realized loss on foreign currency transactions	(4,070)

Net realized gain on investments and foreign currency transactions	8,528,052

Net change in unrealized appreciation/depreciation:
on investments	16,441,281
on foreign currency translations	3,310

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	16,444,591

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	24,972,643

Net Increase in Net Assets Resulting from Operations	26,161,589

Total Distributions to Preferred Stock Shareholders	(1,275,360)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$24,886,229

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$1,188,946	$1,153,330
Net realized gain on investments and foreign currency transactions	8,528,052	7,219,062
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	16,444,591	(11,922,065)

Net Increase/(Decrease) in Net Assets Resulting from Operations	26,161,589	(3,549,673)

Distributions to Preferred Shareholders	(1,275,360)	(1,448,322)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	24,886,229	(4,997,995)

Distributions to Common Shareholders:
Accumulated earnings	(8,396,913)	(7,399,621)
Return of capital	(606,699)	—

Total Distributions to Common Shareholders	(9,003,612)	(7,399,621)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	360,817	1,221,471
Net increase from common shares issued in rights offering	—	22,655,750
Offering costs for common shares charged to paid-in capital	58,236	(241,000)

Net Increase in Net Assets from Fund Share Transactions	419,053	23,636,221

Net Increase in Net Assets Attributable to Common Shareholders	16,301,670	11,238,605

Net Assets Attributable to Common Shareholders:
Beginning of year	90,545,050	79,306,445

End of year	$106,846,720	$90,545,050

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Statement of Cash Flows

For the Year Ended December 31, 2019

Net increase in net assets attributable to common shareholders resulting from operations	$24,886,229

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(80,828,557)
Proceeds from sales of long term investment securities	65,915,228
Net purchases of short term investment securities	12,286,657
Net realized gain on investments	(8,532,122)
Net change in unrealized appreciation/depreciation on investments	(16,441,281)
Net amortization of discount	(155,394)
Decrease in receivable for investments sold	75,919
Increase in dividends and interest receivable	(51,309)
Increase in payable for investments purchased	1,748,749
Increase in deferred offering expense	(220,757)
Decrease in distributions payable	(672)
Increase in prepaid expenses	(212)
Increase in payable for investment advisory fees	28,915
Decrease in payable for payroll expenses	(4,771)
Increase in payable for accounting fees	3,750
Decrease in payable for legal and audit fees	(54,208)
Decrease in payable for shareholder communications expenses	(23,918)
Increase in other accrued expenses	96,110

Net cash provided by/(used in) operating activities:	(1,271,644)

Net increase in net assets resulting from financing activities:
Redemption of Series B 6.000% Cumulative Preferred Stock	(24,138,700)
Offering costs for common stock charged to paid-in capital	58,236
Distributions to Common Shareholders	(9,003,612)
Net increase in net assets from common shares issued upon reinvestment of distributions	360,817
Issuance of Series E 4.000% Cumulative Preferred Stock	35,000,000

Net cash provided by/(used in) financing activities	2,276,741

Net increase in cash	1,005,097

Cash (including foreign currency):
Beginning of year	8,581

End of year	$1,013,678

Supplemental disclosure of cash flow information:
Interest paid on preferred stock	$272,230
Interest paid on bank overdrafts	$186

The following table provides a reconciliation of cash, cash held at broker, and foreign currency reported within the Statement of Assets and Liabilities that sum to the total of the same amount above at December 31, 2019:

Cash	$1,012,679
Foreign currency, at value	949
Cash held at broker	50

$1,013,678

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Financial Highlights

Selected data for a common share outstanding throughout each year:

	Year Ended December 31,
	2019	2018	2017	2016	2015
Operating Performance:
Net asset value, beginning of year	$4.83	$5.57	$5.30	$5.30	$6.09

Net investment income	0.06	0.09	0.09	0.12	0.07
Net realized and unrealized gain/(loss) on investments, securities sold short, swap contracts, and foreign currency transactions	1.34	(0.22)	0.77	0.39	(0.28)

Total from investment operations	1.40	(0.13)	0.86	0.51	(0.21)

Distributions to Preferred Shareholders: (a)
Net investment income	(0.01)	(0.02)	(0.03)	(0.03)	(0.01)
Net realized gain	(0.06)	(0.07)	(0.08)	(0.07)	(0.09)

Total distributions to preferred shareholders	(0.07)	(0.09)	(0.11)	(0.10)	(0.10)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	1.33	(0.22)	0.75	0.41	(0.31)

Distributions to Common Shareholders:
Net investment income	(0.08)	(0.10)	(0.12)	(0.10)	(0.05)
Net realized gain	(0.37)	(0.38)	(0.36)	(0.30)	(0.32)
Return of capital	(0.03)	—	—	(0.01)	(0.11)

Total distributions to common shareholders	(0.48)	(0.48)	(0.48)	(0.41)	(0.48)

Fund Share Transactions:
Decrease in net asset value from common share transactions	—	—	—	—	(0.00	)(b)
Decrease in net asset value from common shares issued in rights offering	—	(0.02)	—	—	—
Increase in net asset value from common shares issued upon reinvestment of distributions	—	0.00 (b)	—	—	—
Offering costs for common shares charged to paid-in capital	0.00 (b)	(0.02)	—	—	—

Total Fund share transactions	0.00 (b)	(0.04)	—	—	(0.00	)(b)

Net Asset Value Attributable to Common Shareholders, End of Year	$5.68	$4.83	$5.57	$5.30	$5.30

NAV total return †	28.40%	(5.08)%	14.59%	8.34%	(5.39)%

Market value, end of year	$5.85	$4.39	$5.90	$4.69	$4.78

Investment total return ††	45.68%	(14.12)%	37.53%	6.97%	(14.18)%

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each year:

	Year Ended December 31,
	2019		2018	2017	2016		2015
Ratios to Average net assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$141,847		$114,684	$103,445	$98,733		$98,742
Net assets attributable to common shares, end of year (in 000’s)	$106,847		$90,545	$79,306	$74,594		$74,603
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions		1.17%	1.37%	1.56%		2.37%		1.19%
Ratio of operating expenses to average net assets attributable to common shares before fees waived (c)(d)	2.06	%(e)	1.89%	1.96%	1.95	%(f)(g)	1.88	%(f)
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (c)(h)	2.06	%(e)	1.60%	1.96%	1.95	%(f)(g)	1.59	%(f)
Portfolio turnover rate		45%	42%	27%		71%		24%
Cumulative Preferred Stock:
6.000% Series B Preferred
Liquidation value, end of year (in 000’s)	—		$24,139	$24,139	$24,139		$24,139
Total shares outstanding (in 000’s)	—		966	966	966		966
Liquidation preference per share	—		$25.00	$25.00	$25.00		$25.00
Average market value (i)	—		$25.91	$26.45	$26.52		$25.81
Asset coverage per share	—		$118.78	$107.14	$102.26		$102.26
4.000% Series E Preferred
Liquidation value, end of year (in 000’s)	$35,000		—	—	—		—
Total shares outstanding (in 000’s)	350		—	—	—		—
Liquidation preference per share	$100.00		—	—	—		—
Average market value (j)	$100.00		—	—	—		—
Asset coverage per share	$405.28		—	—	—		—
Asset Coverage		405%	475%	429%		409%		409%

†	Based on net asset value per share, adjusted for the rights offering and for reinvestment of distributions at the net asset value per share on the ex-dividend dates.
††	Based on market value per share, adjusted for the rights offering and for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2019, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.

(d)

Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee waived for the years ended December 31, 2019, 2018, 2017, 2016, and 2015 would have been 1.61%, 1.47%, 1.50%, 1.46%, and 1.46%, respectively.

(e)	The Fund incurred interest expense on the Series E Preferred Shares issued October 16, 2019. (see Footnotes 2 and 5).
(f)

The Fund incurred dividend expenses on securities sold short. If this expense had not been incurred, the expense ratios for the year ended December 31, 2015 would have been 1.87% attributable to common shares before fees waived, 1.57% attributable to common shares net of advisory fee reduction, 1.44% including liquidation value of preferred shares before fees waived, and 1.22% including liquidation value of preferred shares net of advisory fee reduction. For the year ended December 31, 2016, the impact was minimal.

(g)

During the year ended December 31, 2016, the Fund received a one time reimbursement of custody expenses paid in prior years. Had such reimbursement been included in this period, the expenses ratios would have been 1.69% attributable to common shares before fees waived, 1.69% attributable to common shares net of advisory fee reduction, 1.26% including liquidation value of preferred shares before fees waived, and 1.26% including liquidation value of preferred shares net of advisory fee reduction.

(h)

Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction for the years ended December 31, 2019, 2018, 2017, 2016, and 2015 would have been 1.61%, 1.24%, 1.50%, 1.46%, and 1.23%, respectively.

(i)	Based on weekly prices.
(j)

The Series E Preferred is a private placement and is not listed on an exchange, nor does the Fund expect a secondary market to develop. The average market price shown is the $100 liquidation preference of the Series E Preferred.

See accompanying notes to financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements

1. Organization. The Gabelli Convertible and Income Securities Fund Inc. is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), whose investment objective is to seek a high level of total return through a combination of current income and capital appreciation by investing in convertible securities. The Fund was incorporated in Maryland on December 19, 1988 as a diversified open-end management investment company and commenced investment operations on July 3, 1989 as The Gabelli Convertible Securities Fund, Inc. At a special meeting of shareholders held on February 17, 1995, the Board of Directors (the Board) voted to approve the conversion of the Fund to closed-end status, effective March 31, 1995.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals and modifications under ASU 2018-13. Management has early adopted the removals and modifications set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Continued)

futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – quoted prices in active markets for identical securities;

●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 – significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds (a)	—	$81,698,186	—	$81,698,186
Convertible Preferred Stocks (a)	$3,372,989	—	—	3,372,989
Mandatory Convertible Securities (a)	23,405,355	—	—	23,405,355
Common Stocks:
Energy and Utilities	1,665,377	350,934	$0	2,016,311
Other Industries (a)	20,194,035	—	—	20,194,035
Total Common Stock	21,859,412	350,934	0	22,210,346
Preferred Stocks (a)	—	25,423	—	25,423
Rights (a)	12,040	—	—	12,040
U.S. Government Obligations	—	11,093,747	—	11,093,747
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$48,649,796	$93,168,290	$0	$141,818,086

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2019, the Fund did not have transfers into or out of Level 3.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Continued)

the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2019, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements. During the year ended December 31, 2019, the Fund held no investments in equity contract for difference swap agreements.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Continued)

liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2019, there were no short sales outstanding.

Series E Cumulative Preferred Stock. For financial reporting purposes only, the liquidation value of preferred stock that has a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on this preferred stock are included as a component of “Interest expense on preferred stock” within the Statement of Operations. Offering costs are amortized over the life of the preferred stock.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Continued)

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. As of December 31, 2019, the Fund did not hold restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.”

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to reclassification of convertible bond premiums at disposition and non-deductible offering expense. For the year ended December 31, 2019, reclassifications were made to decrease paid-in capital by $5,474, with an offsetting adjustment to total distributable earnings. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s 4.000% Series E Cumulative Preferred Stock (Series E Preferred) are recorded on a daily basis and are determined as described in Note 5.

The Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Continued)

Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

The tax character of distributions paid during the years ended December 31, 2019 and 2018 was as follows:

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$2,326,549	$353,366	$1,995,748	$390,626
Net long term capital gains	6,070,364	921,994	5,403,873	1,057,696
Return of capital	606,699	—	—	—

Total distributions paid	$9,003,612	$1,275,360	$7,399,621	$1,448,322

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2019, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$21,163,917
Other temporary differences*	(19,444)

Total	$21,144,473

*	Other temporary differences are due to preferred share class distributions payable.

At December 31, 2019, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to losses from wash sales for tax purposes, bond conversion premium adjustments, and basis adjustments on hybrid securities.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2019:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$120,655,201	$23,996,771	$(2,833,886)	$21,162,885

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2019, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, equal on an annual basis to 1.00% of the value of its average daily net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2019, the Fund paid $2,638 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2019, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,143.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2019, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2019, the Fund accrued $65,743 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $3,000 plus $750 for each Board meeting attended. Each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Director receives an annual fee of $1,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2019, other than short term securities and U.S. Government obligations, aggregated $66,771,202 and $51,728,376, respectively. Purchases and sales of U.S. Government Obligations for the year ended December 31, 2019, aggregated $83,662,623 and $95,949,280, respectively.

5. Capital. The charter permits the Fund to issue 998,000,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 500,000 common shares on the open market when the shares are trading at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2019 and 2018, the Fund did not repurchase any shares of its common stock in the open market.

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Continued)

During the year ended December 31, 2018, the Fund completed a rights offering whereby one transferable right was issued for each common share held as of September 5, 2018. Three rights were required to purchase one additional common share at the subscription price of $5.25. On October 22, 2018, the Fund issued 4,315,381 common shares receiving net proceeds of $22,472,986, after the deduction of offering expenses of $182,764. The NAV of the Fund was reduced by $0.02 per share on the day the additional common shares were issued due to the additional common shares being issued below NAV.

For the years ended December 31, 2019 and 2018, transactions in common stock were as follows:

	Year Ended		Year Ended
	December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount
Net increase from common shares issued upon reinvestment of distributions	63,861	$360,817	214,024	$1,221,471
Net increase from common shares issued in rights offering	—	—	4,315,381	22,655,750

Net increase	63,861	$360,817	4,529,405	$23,877,221

The Fund’s Articles of Incorporation authorize the issuance of up to 1,995,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Fund’s Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series E Preferred at a redemption price of $100 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

On March 18, 2003, the Fund received net proceeds of $23,994,241 after underwriting discounts of $787,500 and offering expenses of $218,259 from the public offering of 1,000,000 shares of Series B Preferred. On November 18, 2019, the Fund redeemed and retired all of the remaining outstanding shares of Series B Preferred.

On October 16, 2019, the Fund issued 350,000 shares of Series E 4.00% Cumulative Preferred Stock (Series E Preferred), receiving $34,900,000 after the deduction of estimated offering expenses of $100,000. The Series E has a liquidation value of $100 per share and an annual dividend rate of 4.00%. The Series E Preferred is subject to mandatory redemption by the Fund on October 16, 2023. At December 31, 2019, 350,000 shares of Series E Preferred were outstanding and accrued dividends amounted to $19,444.

From April 16, 2020 to October 15, 2020 (the First Put Period), the Fund will accept for redemption, in aggregate, up to 10% of the outstanding Series E Preferred Shares. From October 16, 2020 to October 15, 2021 (the Second Put Period), the Fund will accept for redemption, in aggregate, up to 20% of the outstanding Series E Preferred Shares, with the number of outstanding Series E Preferred Shares determined as of October 16, 2020. A Series E Preferred shareholder may, after notice to the Fund 30 days prior to the respective put period,

The Gabelli Convertible and Income Securities Fund Inc.

Notes to Financial Statements (Continued)

submit one redemption request for part or all of such holdings in each put period, subject to the respective foregoing percentage limitations. The Fund will redeem such Shares at the liquidation preference plus any accumulated and unpaid dividends. If the capacity limitations for the First Put Period or the Second Put Period are exceeded, the Fund will redeem the Series E Preferred Shares on a pro rata basis.

During the period from October 16, 2021 to October 15, 2022 (the Third Put Period), a Series E Preferred shareholder may, with notice 45 days prior to the Fund, submit part or all of such Shares without limitation for redemption at the liquidation preference plus any accumulated and unpaid dividends.

On October 16, 2023, the Fund will redeem any Series E Preferred Shares not previously liquidated at the liquidation preference plus any accumulated and unpaid dividends.

The proceeds from the issuance of the Series E Preferred Shares were used to redeem all of the 965,548 remaining 6.000% Series B Preferred Shares on November 18, 2019 at the liquidation value of $24,138,700, or $25 per share plus accrued and unpaid dividends.

The Fund has an effective shelf registration authorizing an additional $67 million after the rights offering conducted during 2018 and the issuance of 4.000% Series E Preferred Shares in 2019.

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and, under certain circumstances, are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Convertible Securities Concentration. The Fund will invest at least 80% of its net assets, under normal market conditions, in a combination of convertible securities and income producing securities (the 80% Policy). The Fund expects to continue its practice of focusing on convertible securities to the extent attractive opportunities are available. The 80% Policy may be changed without shareholder approval. However, the Fund has adopted a policy to provide shareholders with notice at least 60 days prior to the implementation of any change in the 80% Policy.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact of all subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Convertible and Income Securities Fund Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

The Gabelli Convertible and Income Securities Fund Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) as of December 31, 2019, the related statements of operations and cash flows for the year ended December 31, 2019, the statement of changes in net assets attributable to common shareholders for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations and cash flows for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 27, 2020

We have served as the auditor of one or more investment companies in Gabelli/GAMCO Fund Complex since 1986.

The Gabelli Convertible and Income Securities Fund Inc.

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Convertible and Income Securities Fund Inc. at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Director	During Past Five Years	Held by Director[3]

INTERESTED DIRECTORS[4]:

Mario J. Gabelli, CFA Chairman and Chief Investment Officer Age: 77	Since 1989***	33	Chairman, Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications)
				(2013-2018)

Thomas H. Dinsmore, CFA Director Age: 66	Since 2016***	1	Portfolio Manager for Gabelli Funds, LLC; Former Chairman and Chief Executive Officer of the Bancroft Fund Ltd. and the Ellsworth Growth and Income Fund Ltd. (1996-2015)	—

INDEPENDENT DIRECTORS[5]:

John Birch[6] Director Age: 68	Since 2018**	4	Partner, The Cardinal Partners Global; Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer and Chief Risk Officer of Sentinel Group Funds (2005-2015)	—

E. Val Cerutti Director Age: 80	Since 1989**	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony S. Colavita[7,8] Director Age: 58	Since 2018*	18	Attorney, Anthony S. Colavita, P.C.	—

Vincent D. Enright Director Age: 76	Since 2016*	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics) (2008-2014); Director of The LGL Group, Inc. (diversified manufacturing) (2011-2014)

Leslie F. Foley[9] Director Age: 51	Since 2017**	9	Attorney; Serves on the Boards of the Addison Gallery of American Art at Phillips Academy Andover, National Humanities Center, and Greenwich Country Day School; Vice President, Global Ethics & Compliance and Associate General Counsel for News Corporation (2008-2010)	—

The Gabelli Convertible and Income Securities Fund Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s)	Term of Office	Number of Funds
Address[1]	and Length of	in Fund Complex	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Overseen by Director	During Past Five Years	Held by Director[3]

Daniel D. Harding Director Age: 67	Since 2016***	3	Managing General Partner of the Global Equity Income Fund (private investment fund); Director of TRC (private asset management); General Partner of Latitude Capital Partners, LLC (private investment)	Moristown Medical Center, Atlantic Health Systems, Ocean Reef Community Foundation and Ocean Reef Medical Center Foundation

Michael J. Melarkey Director Age: 70	Since 2011**	21	Of Counsel in the law firm of McDonald Carano Wilson LLP; Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Chairman of Southwest Gas Corporation (natural gas utility)

Kuni Nakamura Director Age: 51	Since 2016**	33	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	—

Werner J. Roeder[7] Director Age: 79	Since 2001**	21	Retired physician; Former Vice President of Medical Affairs (Medical Director) of New York Presbyterian/Lawrence Hospital (1999-2014)	—

Anthonie C. van Ekris[6,7] Director Age: 85	Since 1992*	23	Chairman and Chief Executive Officer of BALMAC International, Inc. (global import/export company)	—

Salvatore J. Zizza[7,10] Director Age: 74	Since 1991*	31	President of Zizza & Associates Corp. (private holding company); President of Bergen Cove Realty Inc.; Chairman of Harbor Diversified, Inc. (pharmaceuticals) (2009-2018); Chairman of BAM (semiconductor and aerospace manufacturing)(2000-2018); Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 68	Since 1989	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008

John C. Ball Treasurer Age: 43	Since 2017	Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President and Assistant Treasurer of AMG Funds, 2014-2017; Vice President of State Street Corporation, 2007-2014

Agnes Mullady Vice President Age: 61	Since 2006	Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2006; President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since 2016

Andrea R. Mango Secretary and Vice President Age: 47	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of closed-end funds within the Gabelli/GAMCO Fund Complex since 2014

Richard J. Walz Chief Compliance Officer Age: 60	Since 2013	Chief Compliance Officer of registered investment companies within the Gabelli/GAMCO Fund Complex since 2013

The Gabelli Convertible and Income Securities Fund Inc.

Additional Fund Information (Continued) (Unaudited)

Name, Position(s)	Term of Office
Address[1]	and Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years

Laurissa M. Martire Vice President and Ombudsman Age: 43	Since 2004	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President (since 2019) and other positions (2003-2019) of GAMCO Investors, Inc.

Bethany A. Uhlein Vice President and Ombudsman Age: 29	Since 2019	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex since 2017; Vice President (since 2019); Assistant Vice President (2015-2018) and Associate (2013-2015) for GAMCO Asset Management Inc.

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]

The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	Term expires at the Fund’s 2020 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

**	Term expires at the Fund’s 2021 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

***	Term expires at the Fund’s 2022 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

For officers, includes time served in prior positions with the Fund. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

This column includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act, and other noteworthy directorships.

[4]

“Interested person” of the Fund, as defined in the 1940 Act. Messrs. Gabelli and Dinsmore are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC, which acts as the Fund’s investment adviser.

[5]	Directors who are not interested persons are considered “Independent” Directors.

[6]

Mr. van Ekris is an independent director of Gabelli International Ltd., Gabelli Fund LDC, Gama Capital Opportunities Master Ltd., and GAMCO International SICAV, and Mr. Birch is an independent director of Gabelli Merger Plus+ Trust Plc and an independent director of the GAMCO International SICAV, all of which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.

[7]	This Director is elected solely by and represents the stockholders of the preferred stock issued by this Fund.

[8]	Mr. Colavita’s father, Anthony J. Colavita, serves as a director of other funds in the Fund Complex.

[9]	Ms. Foley’s father, Frank J. Fahrenkopf, Jr., serves as a director of other funds in the Fund Complex.

[10]

Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an independent director.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

INCOME TAX INFORMATION (Unaudited)

December 31, 2019

Cash Dividends and Distributions

Payable Date	Record Date	Ordinary Investment Income(a)	Long Term Capital Gains	Return of Capital	Total Amount Paid Per Share(b)	Dividend Reinvestment Price
Common Shares
03/22/19	03/15/19	$0.03310	$0.07850	$0.00840	$0.12000	$5.19530
06/21/19	06/14/19	0.03310	0.07850	0.00840	0.12000	5.12680
09/23/19	09/16/19	0.03310	0.07850	0.00840	0.12000	5.36330
12/20/19	12/13/19	0.03310	0.07850	0.00840	0.12000	5.65000

		$0.13240	$0.31400	$0.03360	$0.48000
6.000% Series B Cumulative Preferred Stock(c)
03/26/19	03/19/19	$0.11100	$0.26400	—	$0.37500
06/26/19	06/19/19	0.11150	0.26350	—	0.37500
09/26/19	09/19/19	0.11150	0.26350	—	0.37500
11/18/19	11/18/19	0.06440	0.15230	—	0.21670

		$0.39840	$0.94330	—	$1.34170
4.000% Series E Cumulative Preferred Stock
12/26/19	12/18/19	$0.23110	$0.54670	—	$0.77780

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2019 tax returns. Ordinary income distributions include net investment income and net realized short term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2019 were $6,992,358 or the maximum allowable.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

The Fund paid to common, 6.000% Series B, and 4.000% Series E Cumulative Preferred shareholders ordinary income dividends of $0.1324, $0.3984, and $0.2311 per share, respectively, in 2019. For the year ended December 31, 2019, 48.29% of the ordinary dividend qualified for the dividends received deduction available to corporations, 54.04% of the ordinary income distribution was qualified dividend income, 48.38% of the ordinary income distribution was qualified interest income, and 100.00% of ordinary income distribution was qualified short term capital gain. The percentage of ordinary income dividends paid by the Fund during 2019 derived from U.S. Treasury securities was 3.15%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50.00% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2019. The percentage of U.S. Treasury securities held as of December 31, 2019 was 7.82%.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2019

Historical Distribution Summary

	Investment Income(a)	Short Term Capital Gains(a)	Long Term Capital Gains	Return of Capital(d)	Total Distributions(b)	Adjustment to Cost Basis(e)
Common Stock
2019	$0.08920	$0.04320	$0.31400	$0.03360	$0.48000	$0.03360
2018	0.10340	0.02260	0.35400	—	0.48000	—
2017	0.12160	0.02320	0.33520	—	0.48000	—
2016	0.10490	—	0.28430	0.02080	0.41000	0.02080
2015	0.05456	0.11576	0.19872	0.11096	0.48000	0.11096
2014	0.04693	0.04547	0.17693	0.24067	0.51000	0.24067
2013	0.09120	0.31320	—	0.07560	0.48000	0.07560
2012	0.05040	0.03880	—	0.39080	0.48000	0.39080
2011	0.04210	0.01850	—	0.41940	0.48000	0.41940
2010	0.05040	—	—	0.41960	0.47000	0.41960
6.00% Series B Cumulative Preferred Stock
2019	$0.26840	$0.13000	$0.94330	—	$1.34170	—
2018	0.32170	0.07080	1.10750	—	1.50000	—
2017	0.37960	0.07280	1.04760	—	1.50000	—
2016	0.40400	—	1.09600	—	1.50000	—
2015	0.22180	0.47048	0.80772	—	1.50000	—
2014	0.26144	0.25316	0.98540	—	1.50000	—
2013	0.33800	1.16200	—	—	1.50000	—
2012	0.84560	0.65440	—	—	1.50000	—
2011	1.04200	0.45800	—	—	1.50000	—
2010	1.50000	—	—	—	1.50000	—
4.000% Series E Cumulative Preferred Stock
2019	$0.15570	$0.07540	$0.54670	—	$0.77780	—

(a)	Taxable as ordinary income for Federal tax purposes.
(b)	Total may differ due to rounding.
(c)	Represents the payment of accrued dividends attributable to 965,548 shares of Series B Cumulative Preferred Stock redeemed on November 18, 2019.
(d)	Non-taxable.
(e)	Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Under the Fund’s Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan (the “Plan”), a shareholder whose shares of common stock are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A. (“Computershare”), which is an agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own shares of common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend-disbursing agent.

Enrollment in the Plan

It is the policy of The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash may submit this request through the Internet, by telephone or in writing to:

The Gabelli Convertible and Income Securities Fund Inc.

c/o Computershare

P.O. Box 505000

Louisville, KY 40233-5000

Telephone: (800) 336-6983

Website: www.computershare.com/investor

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the Fund’s records. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at the website or telephone number above.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a per share fee (currently $0.02 per share). Per share fees include any applicable brokerage commissions Computershare is required to pay and fees for such purchases are expected to be less than the usual fees for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006 such that Computershare receives such payments approximately two business days before the 1st and 15th of the month. Funds not received at least two business days before the investment date shall be held for investment

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

(Continued)

until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least two business days before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare may do so through the Internet, in writing or by telephone to the above-mentioned website, address or telephone number. Include in your request your name, address, and account number. Computershare will sell such shares through a broker-dealer selected by Computershare within 5 business days of receipt of the request. The sale price will equal the weighted average price of all shares sold through the Plan on the day of the sale, less applicable fees. Participants should note that Computershare is unable to accept instructions to sell on a specific date or at a specific price. The cost to liquidate shares is $2.50 per transaction as well as the per share fee (currently $0.10 per share) Per share fees include any applicable brokerage commissions Computershare is required to pay and are expected to be less than the usual fees for such transactions.

More information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan is available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 30 days written notice to participants in the Plan.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

James A. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Dinsmore received a BA in Economics from Cornell University and an MBA degree from Rutgers University.

Thomas H. Dinsmore, CFA, joined Gabelli Funds, LLC in 2015. He currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Previously Mr. Dinsmore was Chairman and CEO of Dinsmore Capital Management; CEO and Portfolio Manager of Bancroft Fund Ltd; and CEO, Portfolio Manager, and co-founder of Ellsworth Growth and Income Fund Ltd. He received a BS in Economics from the Wharton School of Business and an MA degree in Economics from Fairleigh Dickinson University.

Jane D. O’Keeffe joined Gabelli Funds, LLC in 2015. She currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Previously Ms. O’Keeffe was President and Director of Dinsmore Capital Management where she was also a Portfolio Manager of Bancroft Fund Ltd. and Ellsworth Growth and Income Fund Ltd. Prior to joining Dinsmore Capital Management, Ms. O’Keeffe held positions of increasing responsibilities at IDS Progressive Fund, Soros Fund Management Company, Simms Capital Management, and Fiduciary Trust International. She earned a BA from the University of New Hampshire and attended the Lubin Graduate School of Business at Pace University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Convertible Securities Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed-End Funds section under the heading “Convertible Securities Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGCVX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares.

THE GABELLI CONVERTIBLE AND

INCOME SECURITIES FUND INC.

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)

f	914-921-5118

e	info@gabelli.com

GABELLI.COM

DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

John Birch

Partner,

The Cardinal Partners Global

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony S. Colavita

President,

Anthony S. Colavita, P.C.

Thomas H. Dinsmore, CFA

Portfolio Manager,

Gabelli Funds LLC

Vincent D. Enright

Former Senior Vice President

and Chief Financial Officer,

KeySpan Corp.

Leslie F. Foley

Attorney

Daniel D. Harding

Managing General Director,

Global Equity Income Fund

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Kuni Nakamura

President,

Advanced Polymer, Inc.

Werner J. Roeder

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

John C. Ball

Treasurer

Agnes Mullady

Vice President

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Laurissa M. Martire

Vice President & Ombudsman

Bethany A. Uhlein

Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust

Company

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GCV Q4/2019

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $38,576 for 2018 and $38,576 for 2019.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2019.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,750 for 2018 and $4,920 for 2019. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $13,500 for 2018 and $7,500 for 2019. All other fees represent services provided in review of registration statement.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2018 and $7,500 for 2019.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of the following members: John Birch, Vincent D. Enright, and Salvatore J. Zizza.

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

(This section pertains to all affiliated SEC registered investment advisers)

Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GBL”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

Revised: October 23, 2019	HH-1	INTERNAL USE ONLY

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GBL, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines and the analysts of GBL, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GBL analysts. The Chief Investment Officer or the GBL analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an

Revised: October 23, 2019	HH-2	INTERNAL USE ONLY

opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits.    The Advisers subscribe to Institutional Shareholder Services Inc (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”), which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and GL is for informational purposes only.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

III.	Client Retention of Voting Rights

Revised: October 23, 2019	HH-3	INTERNAL USE ONLY

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-U.S. markets may also give rise to a number of administrative issues or give rise to circumstances under which voting would impose a cost (real or implied) on its client which may cause the Advisers to abstain from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Other markets may require disclosure of certain ownership information in excess of what is required to vote in the U.S. market. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-U.S. markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the

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Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1.    Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

●

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

●	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Directors’ Recommendation (if any)

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

●	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

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●	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

●	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

●	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

●	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

●	Qualifications
●	Nominating committee in place
●	Number of outside directors on the board
●	Attendance at meetings
●	Overall performance

Selection of Auditors

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In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

●	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

●	Amount of stock currently authorized but not yet issued or reserved for stock option plans

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●	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

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Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

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Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

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In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

●	State of Incorporation
●	Management history of responsiveness to shareholders
●	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

●	Dilution of voting power or earnings per share by more than 10%.
●	Kind of stock to be awarded, to whom, when and how much.
●	Method of payment.
●	Amount of stock already authorized but not yet issued under existing stock plans.
●	The successful steps taken by management to maximize shareholder value.

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Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and Honorary Doctorates from Fordham University and Roger Williams University.

Jane O’Keeffe joined Gabelli Funds LLC in 2015. She currently serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. From 1996 to 2015 Ms. O’Keeffe was President and Director of Dinsmore Capital Management where she was also a Portfolio Manager of Bancroft Fund Ltd. and Ellsworth Growth and Income Fund Ltd. In 1980, Ms. O’Keeffe began as an assistant to the portfolio manager of IDS Progressive Fund. From 1983 through March 1986, she had research and portfolio management responsibilities at Soros Fund Management Company. In 1986, she was a portfolio manager and research analyst at Simms Capital Management until she joined Fiduciary Trust International in 1988 where she became a Vice President and Portfolio Manager for individuals, endowments, and foundations. She has a B.A. from the University of New Hampshire and attended the Lubin Graduate School of Business at Pace University.

Thomas Dinsmore, CFA, joined Gabelli Funds LLC in 2015. He currently serves as portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. From 1996 to 2015 Mr. Dinsmore was Chairman and CEO of Dinsmore Capital Management; CEO and Portfolio Manager of Bancroft Fund Ltd; and CEO, Portfolio Manager and co-founder of Ellsworth Growth and Income Fund Ltd. He has a B.S. in Economics from the Wharton School of Business, and an M.A. in Economics from Fairleigh Dickinson University.

James Dinsmore, CFA, joined Gabelli Funds LLC in 2015. He currently serves as portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Dinsmore received a BA in Economics from Cornell University and an MBA from Rutgers University.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2019. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli, CFA	Registered Investment Companies:	24	$19.7 billion	5	$5.6 billion
	Other Pooled Investment Vehicles:	11	$1.1 billion	8	$904.3 million
	Other Accounts:	985	$8.1 billion	1	$238.5 million

Jane D. O’Keeffe	Registered Investment Companies:	3	$417.5 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	7	$8.3 million	0	$0

Thomas H. Dinsmore	Registered Investment Companies:	3	$417.5 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	7	$4.0 million	0	$0
James A. Dinsmore	Registered Investment Companies:	3	$417.5 million	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	5	$0.8 million	0	$0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Four closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR PORTFOLIO MANAGERS OF THE ADVISER OTHER THAN MARIO GABELLI

The compensation of the Portfolio Managers for the Fund is structure to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective Portfolio Manager’s compensation) allocable to the respective Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Manager, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Thomas H. Dinsmore, Jane D. O’Keeffe and James A. Dinsmore each owned over $1 million, $0, $0, and $10,001- $50,000, respectively, of shares of the Fund as of December 31, 2019.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased)	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet be Purchased Under the Plans or Programs
Month #1 07/01/2019 through 07/31/2019	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,757,524 Preferred Series B – 965,548
Month #2 08/01/2019 through 08/31/2019	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,757,524 Preferred Series B – 965,548
Month #3 09/01/2019 through 09/30/2019	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,757,524 Preferred Series B – 965,548
Month #4 10/01/2019 through 10/31/2019	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – 18,757,524 Preferred Series B – 965,548 Preferred Series E – 350,000
Month #5 11/01/2019 through 11/30/2019	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – 18,757,524 Preferred Series B – 0 Preferred Series E – 350,000
Month #6 12/01/2019 through 12/31/2019	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – 18,821,385 Preferred Series B – 0 Preferred Series E – 350,000
Total	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	Common – N/A Preferred Series B – N/A Preferred Series E – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $100.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities; $0

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Convertible & Income Securities Fund Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	March 6, 2020

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 6, 2020

* Print the name and title of each signing officer under his or her signature.